First Quarter 2016 May 9, 2016

2 Safe Harbor Please note that in this presentation, we may discuss events or results that have not yet occurred or been realized, commonly referred to as forward- looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Such discussion and statements will often contain words such as expect, anticipate, believe, intend, plan and estimate. Such forward looking statements include statements regarding the Company's adjusted EBITDA and adjusted diluted earnings per share, expected or estimated revenue, meeting financial goals, segment earnings, net interest expense, income tax provision, cash flow from operations, restructuring costs and other non-cash charges, the outlook for the Company's markets and the demand for its products, consistent profitable growth, free cash flow, future revenues and gross, operating and EBITDA margin improvement requirement and expansion, organic net sales growth, performance trends, bank leverage ratio, the success of new product introductions, growth in costs and expenses, the impact of commodities and currencies costs, and the Company's ability to manage its risk in these areas, the Company’s ability to identify, hire and retain executives and other qualified employees, the Company’s assessment over its internal control over financial reporting, and the impact of acquisitions, divestitures, restructurings, and other unusual items, including the Company's ability to raise new debt and equity and to integrate and obtain the anticipated results and synergies from its consummated acquisitions. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation also contains certain non-U.S. GAAP financial measures. Pursuant to the requirements of Regulation G, a reconciliation of such non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures is provided herein. These non-U.S. GAAP financial measures are provided because management uses such measures in monitoring and evaluating the Company’s ongoing financial results, as well as to reflect its acquisitions. Management believes these measures provide a more complete understanding of the Company’s operational results and a meaningful comparison of the Company’s performance between periods. These non-U.S. GAAP measures may not, however, reflect the actual financial results the Company would have achieved absent such acquisitions, and may not be indicative of the results that the Company expects to recognize for future periods. These non-U.S. GAAP measures should be considered in addition to, and not a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. Finally, this presentation contains unaudited pro forma financial information which assumes full period contribution of all the Company’s acquired businesses to date: the Chemura Agrosolutions business of Chemtura Corporation and Percival S.A., or Agriphar, in 2014; Alent plc, Arysta LifeScience Ltd, and the Electronic Chemicals and Photomasks businesses of OM Group, Inc. in 2015; and OMG Electronic Chemicals (M) Sdn Bhd in 2016. This pro forma information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company’s acquisitions been completed as of the dates indicated, or that may be achieved in the future. Historical financial results and information included herein relating to these acquired businesses were derived from public filings, when applicable, and/or information provided by management of these businesses prior to their acquisitions by the Company. Although we believe it is reliable, this information has not been verified, internally or independently. In addition, financial information for some of these acquired businesses were historically prepared in accordance with non-U.S. GAAP accounting methods and may or may not be comparable to the Company’s financial statements. Consequently, there is no assurance that the financial results and information for these legacy businesses included herein are accurate or complete, or representative in any way of the Company’s actual and future results as a consolidated company.

Q1 2016 Highlights

PLATFORM SPECIALTY PRODUCTS CORPORATION

($ in millions)	Results			Pro Forma[1]			PF Constant Currency[2]			Organic[3]
	Q1 2016	Q1 2015	YoY%	Q1 2016	Q1 2015	YoY%	Q1 2016	Q1 2015	YoY%	YoY%
Revenue	$824	$535	54%	$824	$897	(8)%	$873	$897	(3)%	(1)%
Adj. EBITDA	168	132	27%	168	178	(6)%	179	178	0%	
Adj. EBITDA Margin	20%	25%		20%	20%		21%	20%		
GAAP EPS	$(0.59)	$(0.14)	nm							
Adj. EPS				$0.11	$0.16	(31)%				

- Pro forma revenue declined primarily driven by persisting U.S. dollar strength
- Organic sales declined 1% in the quarter
  - Continued strength in automotive and positive growth in certain Ag regions
  - Softness in North American Ag and Asian electronics markets
  - Year-over-year comparison in Ag was particularly challenging given strong Q1 2015
  - $8 million revenue headwind from metal prices in Alpha
- Flat pro forma constant currency adjusted EBITDA performance year-over-year
- Significant progress made in Performance Solutions integration

Note: For reconciliations and definitions of non-GAAP measures, please refer to the appendix of this presentation
1. Pro forma, on this chart and subsequent charts, assumes full period contribution of all businesses acquired in 2015 and 2016
2. Constant currency, on this chart and subsequent charts, refers to the financial results of the current period restated at the prior period exchange rates
3. Organic sales, on this chart and subsequent charts, excludes the impact of currency, metal prices, divestitures and partial period impacts resulting from acquisition activity in the current period

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4 Performance Solutions Q1 Results • Pro forma revenue impacted by currency as well as underlying market softness in Asia electronics, European industrial and global oil and gas • Organic sales declined 2% in the quarter • Excluding corporate allocations, pro forma constant currency adj. EBITDA increased 1% year-over-year • 120 bps of margin expansion driven by mix improvement in electronics and global expense management • Tailwinds: • Continued strong global automotive demand • Margin / mix improvement in certain acquired electronics product categories • Successful expense management across all business segments • Headwinds: • Asia electronic softness • Impact of low oil and gas prices • Currency Pro Forma Pro Forma Constant Currency Organic ($ in millions) Q1 2016 Q1 2015 YoY% Q1 2016 Q1 2015 YoY% YoY% Revenue $420 $455 (8)% $437 $455 (4)% (2)% Adj. EBITDA 83 90 (7)% 87 90 (3)% Adj. EBITDA Margin 20% 20% 20% 20% Adj. EBITDA ex-corp costs 92 95 (3%) 96 95 1% Adj. EBITDA margin ex-corp costs 22% 21% 22% 21%

5 Agricultural Solutions Q1 Results • Pro forma revenue was negatively impacted by year-over-year currency headwinds ($33 million) and farmer income challenges in North America • Flat organic sales growth • Both Latin America and EMEA organically grew sales by mid-single digits • North America and Asia experienced organic sales declines • Excluding corporate allocations, pro forma constant currency adj. EBITDA increased 7% year-over-year • 170 bps of margin expansion – driven by price increases, mix and continued synergy realization • Tailwinds • Good weather conditions leading to early growing season in Europe • Price increases, particularly in Brazil, Ukraine and Russia • Increased demand for bio-solutions and herbicides to manage glyphosate weed resistance • Headwinds: • Currency • Low North America farmer incomes and high channel inventories • Difficult year-over-year comparison due to strong Q1’15 Pro Forma Pro Forma Constant Currency Organic ($ in millions) Q1 2016 Q1 2015 YoY% Q1 2016 Q1 2015 YoY% YoY% Revenue $404 $442 (9)% $437 $442 (1)% 0% Adj. EBITDA 85 89 (4)% 92 89 3% Adj. EBITDA Margin 21% 20% 21% 20% Adj. EBITDA ex-corp costs 95 94 0% 101 94 7% Adj. EBITDA margin ex-corp costs 23% 21% 23% 21%

6 Integration Update – Performance Solutions Realized Cost Synergies $9 $12 $21 $70 $0 $20 $40 $60 $80 YE 2015 Run Rate of New Actions Q1 End 2018 Target Annual Run-Rate $2 $3$1 $20 $0 $5 $10 $15 $20 $25 Impact of Previous Actions Q1 2016 Actions Q1 2016 Realized 2016 Target • Commercial organization finalized • Multiple product rationalization and margin improvement initiatives under way • Renegotiated certain key global procurement contracts • $12 million of new run-rate cost synergy actions contributed ~$1 million of P&L savings in Q1 • Actions focused on organizational design – occurred in March • $3 million of realized synergies in Q1 2016 – on track to achieve $20 million target in 2016 • Identifying tangible revenue synergies given more complete portfolio and OEM offerings $ in millions $ in millions

7 Integration Update – Agricultural Solutions Annual Run-Rate Realized Cost Synergies $57 $2 $59 $80 $0 $20 $40 $60 $80 $100 YE 2015 Run Rate of New Actions Q1 End 2017 Target $7 $8$1 $20 $0 $5 $10 $15 $20 $25 Impact of Previous Actions Q1 2016 Actions Q1 2016 Realized 2016 Target • Legal entity consolidation initiatives continue to progress, with focus beginning to shift to supply chain (requiring longer lead time than commercial and G&A initiatives) • Growth initiatives rolled-out across regions • $2 million of new run-rate cost synergy actions contributed ~$1 million of realized savings in the quarter • Primarily included supply chain actions in North America and Europe • $8 million increase in synergies vs. Q1 2015 – on track to achieve $20 million target in 2016 • Focused on extracting additional revenue synergies from larger, more complete product portfolio $ in millions $ in millions

8 Financial Performance

9 Q1 Financial Overview ($ in millions) Q1 2016 2016 Outlook Organic Growth 1% decline Low single digit growth Cash Interest $1001 ~$340 Cash Taxes $26 $100 - $150 Capex2 $20 $100 - $125 1. Cash interest payments are heavily weighted towards the first and third quarters 2. Capex includes investments in fixed assets as well as investments in product registrations Affirming 2016 Adjusted EBITDA guidance of $725 - $775 million • Q4 2015 working capital release amplified by BRL weakness • Q1 build driven by seasonal Ag receivables and inventory • Seasonal reduction in Q3 and Q4 • Working capital build greater than usual in March, due to stronger and earlier Ag season in Europe • Full year outlook unchanged Cash Flow Seasonality Results Pro Forma PF Constant Currency Organic ($ in millions) Q1 2016 Q1 2015 YoY% Q1 2016 Q1 2015 YoY% Q1 2016 Q1 2015 YoY% YoY% Revenue $824 $535 54% $824 $897 (8)% $873 $897 (3)% (1)% Adj. EBITDA 168 132 27% 168 178 (6)% 179 178 0% Adj. EBITDA Margin 20% 25% 20% 20% 21% 20% GAAP EPS $(0.59) $(0.14) nm Adj. EPS $0.11 $0.16 (31)%

10 (8) (8) (49) (26) 18 455 428 420 442 404 404 0 100 200 300 400 500 600 700 800 900 1,000 1Q15 Pro Forma Acquisitions / Divestitures Metals FX Headwind 1Q15 Comparable Pricing Volume / Mix 1Q16 Performance Solutions Agricultural Solutions 1Q 2015 to 1Q 2016 Sales Bridge Sales Bridge 897 824 Organic sales decline of 1% 1. Adjustments related to certain acquisitions and divestitures include $5.3M of sales related to a business sold in 4Q15 and $2.8M of sales related to the OMG Electronic Chemicals (M) Sdn Bhd assets acquired in January 2016 832 $ in millions 1

11 (10) (25) (7) 17 11 3 90 83 89 85 0 20 40 60 80 100 120 140 160 180 200 1Q15 Pro Forma FX Translational Headwind FX Transactional Headwind Pricing Synergies Volume / Mix Increase in Corporate Costs 1Q16 Performance Solutions Agricultural Solutions 1Q 2015 to 1Q 2016 Adjusted EBITDA Bridge Adjusted EBITDA1 Bridge 1. 1Q 2016 does not include the 1 month of Adj. EBITDA that OMG Electronic Chemicals (M) Sdn Bhd generated prior to the completion of the acquisition 178 168 ~Flat constant currency adjusted EBITDA $ in millions

12 Capital Structure Overview 1. Platform has swapped certain amounts of its floating rate term loans to fixed rate including $1.2bn of its USD tranches and €284m of its Euro tranches. At 3/31/16 37% of debt was floating and 63% was fixed 2. Includes only the potential make-whole ‘cash’ component of the Series B convertible preferred stock. Potential make-whole calculation: ($27.14 – PAH Price of $8.60) X 22.1 million shares 3. 266 million shares outstanding at 3/31/2016 on a pro forma fully diluted basis, including 22.1 million shares related to the Series B convertible preferred stock 4. Based on 3/31/2016 PAH closing price of $8.60 $ millions Instrument Maturity Coupon 3/31/16 Corporate Revolver ($500M) 6/7/2019 $115 Term Loan – USD1 6/7/2020 L + 450 2,691 Term Loan – EUR1 6/7/2020 L + 450 663 Other Debt 54 Total First Lien Debt $3,523 10.375% of '21 Senior Notes 5/1/2021 10.375% 500 6.5% of '22 Senior Notes 2/1/2022 6.500% 1,100 6% of '23 Senior Notes (€) 2/1/2023 6.000% 398 Total Unsecured Debt $1,998 Total Debt $5,521 Cash Balance as of 3/31/16 $330 Net Debt $5,191 Series B Pfd. Make Whole2 410 Shares Outstanding3 266 Market Capitalization4 $2,288 Total Capitalization $7,889 Capital Structure Maturity Profile 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2016 2017 2018 2019 2020 2021 2022 2023 Series B Pfd. Debt • At current stock price, Series B Preferred make-whole potential amount is $410M due in October 2016, though Platform has an option to extend until April 2017 • No significant debt maturities until June 2020 $ m ill io n s

13 Seasonality of Financial Performance >50% <50% 47% 53% 49% 51% 20% 40% 60% 2H 1H 1st Quarter • Q1‘15 was weakest USD in 2015-2016 horizon • Q1’15 Ag was buffeted by one-time sales (Ag revenue +11% constant currency YoY in Q1’15) • Offset in 2016 by full year impact of synergies • Weaker electronics and oil & gas markets 2nd Quarter • Typically a strong period for Ag, given northern hemisphere growing season; however, significant FX headwind persists 3rd Quarter • Seasonally slow Ag quarter • Positive impact of Performance Solutions synergy actions 4th Quarter • Biggest Ag quarter, given southern hemisphere growing season and North America buying behavior • Q4’15 impacted by change in channel strategy • Expectation for Performance Solutions growth vs first half due to already secured new business Key Drivers of 2016 vs 2015 Seasonality% of Full Year Pro Forma Adj. EBITDA Expect Q2 2016 adj. EBITDA to be lower than Q2 2015 pro forma adj. EBITDA outlook consistent with full year 2016 adj. EBITDA guidance of $725 - $775 million 2015 2014 2016E 2014 2015 2016E

14 Conclusions – 2016 Priorities Integration and Synergy Realization Focus Commercial Efforts on Fast Growing Niches Establish Operating Rhythm and Momentum Generate Free Cash Flow

15 Appendix

Covenant Overview

PLATFORM SPECIALTY PRODUCTS CORPORATION

- Our capital structure is subject to only one quarterly maintenance test - 6.25x First Lien Net Debt to PF adj. EBITDA
- Covenant EBITDA is defined as LTM PF adj. EBITDA plus synergies expected to be realized based on actions to be taken over the next 12 months[1]
- We have significant headroom under the maintenance covenant
- The Gross First Lien Leverage ratio only limits our ability to incur debt if we would not satisfy a 2x Fixed Charge Coverage Ratio test, tested at the time of incurrence

Covenant EBITDA

LTM PF adj. EBITDA	**$733**
(+) Announced Synergies	150
(-) Realized Synergies	(50)
(+) Synergy Adjustment	100
Covenant EBITDA	**$833**

Covenant Calculations[3]

Leverage Covenants	as of 3/31/16	Covenant	EBITDA Headroom	Headroom %
Maintenance Covenant:				
Net First Lien Leverage	3.8x	< 6.25x	$322	39%
Incurrence Covenants:				
Gross First Lien Leverage	4.2x	< 4.50x	$50	6%
Total Net Leverage	6.2x	< 6.75x – 7.00x[2]	$64 – $92	8% - 11%

Note: All $ amounts in millions
1. Synergy credit is limited to 15% of underlying EBITDA.
2. This covenant varies based on use of proceeds – 6.75x applies to acquisitions while 7.00x applies to other uses of debt.
3. The covenants do not reflect the impact of any potential Series B preferred make-whole payment.

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17 Pro Forma Quarterly Segment Overview 2014 2015 2016 (amounts in millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q Revenue Performance Solutions $480 $503 $517 $489 $455 $458 $448 $430 $420 Agricultural Solutions 486 596 510 579 442 494 418 476 $404 Total Revenue $966 $1,099 $1,027 $1,069 $897 $951 $866 $906 $824 Adj. EBITDA1 Performance Solutions $93 $99 $108 $108 $90 $98 $104 $93 $83 Agricultural Solutions 98 139 87 115 89 116 63 91 85 Total adj. EBITDA $191 $237 $195 $223 $178 $213 $167 $184 $168 Note: totals may not foot due to rounding 1. 2014 and 2015 corporate allocations reallocated to reflect current corporate allocation methodology. Also includes adjustments to exclude income and expense resulting from acquisition related stock based compensation to reflect updated adjusted EBITDA definition.

18 Foreign Exchange Overview Pro Forma Platform Translational Currency Exposure1 USD ~30% EUR ~25% BRL ~12% CNY ~10% JPY ~5% • FX will remain a significant variable in 2016 • Revenue exposures are seasonal primarily in the Ag businesses 1. Based on percentage of 2015 pro forma revenues. Represents translational FX exposure only. 65 75 85 95 105 115 EUR JPY GBP BRL MXN CNY 1Q15 2Q15 3Q15 4Q15 1Q15 2Q16 Foreign Currency Indexed to U.S. Dollar

19 Organic Sales Reconciliation Performance Solutions Agricultural Solutions Total (amounts I n millions) Q1 2016 YoY% Q1 2016 YoY% Q1 2016 YoY% Change in net pro forma sales $(35) (7.7)% $(38) (8.6)% $(73) (8.2)% Partial period impacts / dispositions 3 0.6 5 1.2 8 0.9 Foreign exchange impacts 17 3.6 33 7.4 49 5.5 Impact of metal prices 8 1.7 - - 8 0.9 Organic Sales Growth $(8) (1.8)% $- 0% $(8) (0.9)%

20 Adjusted EBITDA Reconciliation to Net Loss Attributable to Common Stockholders (amounts in millions) Q1 2016 Q1 2015 Adj. EBITDA $168 $132 Adjustments to reconcile to net loss attributable to common stockholders: Interest expense, net (94) (39) Depreciation expense (18) (8) Amortization expense (64) (40) Long-term compensation issued in connection with acquisitions - (2) Restructuring expenses (5) (2) Manufacturer's profit in inventory purchase accounting adjustment (12) (36) Acquisition and integration costs (19) (31) Non-cash change in fair value of contingent consideration (3) (3) Acquisition put option expiration - 3 Foreign exchange (loss) gains on foreign denominated external and internal debt (66) 24 Other expenses (3) - Loss before income taxes and non-controlling interests (116) (2) Income tax expense (18) (25) Net income attributable to the non-controlling interests* - - Net loss attributable to common stockholders $(135) $(27) *Includes contributions from non-controlling interests that round down to zero Note: Totals may not foot due to rounding

21 Net Loss Reconciliation to Pro Forma Adj. Diluted EPS (amounts in millions) Q1 2016 Q1 2015 Net loss attributable to common stockholders $(135) $(27) Pre-acquisition activity of acquired companies: Net Sales - 362 Cost of Sales - (220) Selling, technical, general and administrative expense - (105) Research and development expense - (12) Other expense - 1 - 28 Adjustments: Interest expense for pre-acquisition periods - (47) Reversal of amortization expense 64 50 Adjustment for investment in registration of products (8) (9) Long-term compensation issued in connection with acquisitions - 2 Restructuring expenses 5 2 Manufacturer's profit in inventory purchase accounting adjustments 12 36 Acquisition and integration costs 19 31 Non-cash change in fair value of contingent consideration 3 3 Acquisition put option expiration - (3) Foreign exchange loss (gain) on foreign denominated external and internal debt 66 (23) Other expenses 3 - Adjustment to estimated effective tax rate 1 1 Adjustment to reverse loss attributable to non-controlling interests resulting from the MacDermid acquisition (1) (1) Pro forma adjusted net income attributable to common stockholders $30 $43 Pro forma adjusted diluted earnings per share $0.11 $0.16 Adjusted shares outstanding (in millions) 266 266

22 Non-GAAP Definitions Pro Forma Sales: Pro forma sales is defined as sales adjusted for the sales of acquisition as if they had occurred on January 1, 2015. Management believes this measure provides investors with a more complete understanding of sales trends by providing sales on a more consistent basis. Organic Sales: Organic sales is defined as Net sales growth excluding the impact of currency, metals price, divestitures and partial period impacts, as applicable. Management believes this measure provides investors with a more complete understanding of the underlying sales trends by providing net sales on a consistent basis. Constant Currency and Pro Forma Constant Currency: Our constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we also evaluate our performance. We calculate constant currency percentages by converting our current-period local currency financial results in to U.S. Dollar using the prior period's exchange rates and comparing these adjusted amounts to our prior period reported results. The pro forma constant currency presentation includes actual results adjusted to reflect acquisitions and related financings as though they had occurred on January 1, 2015 adjusted for the effects of purchase accounting on actual results. Management believes that this pro forma format provides a more complete understanding of the Company's operational results and a meaningful comparison of its performance between periods. However, this pro forma financial information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company’s acquisitions been completed as of the dates indicated, or that may be achieved in the future. Adjusted EBITDA: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as further adjusted for additional items included in earnings that are not representative or indicative of our ongoing business. Adjusted EBITDA is a key metric used by management to measure operating performance and trends. In particular, the exclusion of certain expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Pro Forma Adjusted EBITDA: Pro forma adjusted EBITDA is defined as Adjusted EBITDA adjusted to reflect acquisitions and the related financings as though they had occurred on January 1, 2015 without the impact of purchase accounting. Pro Forma Adjusted Diluted Earnings Per Share: Pro forma adjusted diluted earnings per share is defined as net loss attributable to common stockholders adjusted to reflect acquisitions and the related financings as though they had occurred on January 1, 2015 without the impact of purchase accounting, as well as other adjustments consistent with our definition of Adjusted EBITDA. Additionally, we eliminate the amortization associated with (i) intangibles assets recognized in purchase accounting for acquisitions and (ii) costs capitalized in connection with obtaining regulatory approval of our products (“registration rights”) as part of ongoing operations and deduct capital expenditures associated with obtaining these registration rights. Further, we adjust the effective tax rate to 35%. The resulting pro forma adjusted net income available to stockholders is divided by the number of shares of outstanding common stock as of March 31, 2016 plus the number of shares that would be issued if convertible stock were converted to common stock, vested stock options were exercised, and all awarded equity granted were vested as of March 31, 2016.